UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 25, 2011

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective April 25, 2011, the Compensation Committee of the Board of Directors (the “Board”) approved a change in the type of equity awards granted to non-employee directors of MPG Office Trust, Inc. (the “Company”). Commencing as of the date of the Company’s 2011 annual meeting of stockholders, each independent director shall be granted an award of 25,000 restricted stock units, with dividend equivalents, effective immediately following such annual meeting of stockholders, provided that he or she continues to serve as an independent director following such annual meeting. Independent directors no longer receive awards of stock options upon re-election to the Board. The terms of the Company’s director compensation program otherwise remain unchanged.

Effective April 25, 2011, in order to implement the revision to the Company’s director equity program described above, the Board adopted the Third Amendment to the Second Amended and Restated 2003 Incentive Award Plan (the “Incentive Plan”).

The foregoing summary is qualified in its entirety by reference to the full text of the Third Amendment to the Incentive Plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

As discussed in Item 8.01, on April 29, 2011 the Company issued a press release announcing that it had completed the disposition of 550 South Hope located in Los Angeles, California.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01	Other Events.

On April 26, 2011, the Company completed the disposition of 550 South Hope located in Los Angeles, California, as described in a press release, a copy of which is furnished as Exhibit 99.2 herewith. As a result of the disposition, we were relieved of the obligation to repay the $200.0 million mortgage loan secured by the property as well as contractual and default interest.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Third Amendment to Second Amended and Restated 2003 Incentive Award Plan
99.2**	Press release dated April 29, 2011
_________
*    Filed herewith.
**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams Senior Vice President, General Counsel and Secretary

Dated:   As of April 29, 2011